                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                FRM NEXUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                FRM NEXUS, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of FRM Nexus, Inc. will be held at The Harvard Club, Slocum Room, 27 West 44th Street, New York, NY 10036 on Tuesday, July 20, 1999, at 11:00 A.M. eastern daylight savings time. The purpose of the meeting is to elect five directors of the Company, to consider and act upon a proposal to approve the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending February 29, 2000 and to transact such other business as may properly come before the meeting or any adjournments thereof.

     The record date of the Annual Meeting is June 1, 1999. Only shareholders of record at the close of business on that date can vote at the meeting.

                                          By Order of the Board of Directors

                                          Deborah Knowlton
                                          Secretary

June 14, 1999

                                FRM NEXUS, INC.
                                271 NORTH AVENUE
                             NEW ROCHELLE, NY 10801

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                                                   June 14, 1999

     This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of FRM Nexus, Inc. a Delaware corporation (the "Company" or "Nexus"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on July 20, 1999 and at any adjournments thereof.

     At the Meeting, Shareholders will be asked:

        1. To elect five directors,

        2. To approve the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending February 29, 2000, and

        3. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

     June 1, 1999 is the record date (the "Record Date") for the determination of the holders of the Company's common shares, par value $.10 per share (the "Common Shares") entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each Common Share held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on June 1, 1999, there were 1,816,462 Common Shares entitled to vote.

     This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about June 14, 1999.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such information may also be accessed electronically by means of the Commissions's home page on the Internet (http://www.sec.gov.).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by the Company (File No. 0-29346) with the Commission are incorporated by reference into this Proxy Statement:

        The Company's Registration Statement (Form 10) Pursuant to Section 12(g) of the Securities Exchange Act of 1934, dated June 27, 1997, as amended on September 19, 1997, November 21, 1997, February 19, 1998, March 4, 1998 and March 12, 1998. The Company's Annual report (Form 10-K) for the fiscal year ended February 28, 1999, which is a part of the Annual Report sent to Shareholders with this Proxy Statement.

     All documents and reports subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents or reports.

                                  THE MEETING

DATE, TIME AND PLACE

     The Meeting will be held on Tuesday, July 20, 1999 at 11:00 a.m., local time, at The Harvard Club, 27 West 44th Street, New York, New York 10036.

MATTERS TO BE CONSIDERED

     At the Meeting, Shareholders will be asked to elect five directors and to approve the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending February 29, 2000. The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

     Shareholders as of the Record Date (i.e., the close of business on June 1, 1999) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 1,816,462 Common Shares outstanding and entitled to vote, with each share entitled to one vote.

REQUIRED VOTES

     Under Delaware law, the affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality. The affirmative vote of the holders of a majority of the Common Shares voted at the Meeting is required for the approval of Ernst & Young LLP as independent auditors.

VOTING AND REVOCATION OF PROXIES

     Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Shares represented by properly executed proxies received by the Company and not revoked will be voted in accordance with the specifications, if any, made in the proxy. If not otherwise specified in the proxy, the shares will be voted for election of each nominee for director named herein and for the approval of Ernst & Young LLP.

     If any other matters are properly presented at the Meeting for consideration, including among other things, consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

     The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.

                       MARKET PRICES AND DIVIDEND POLICY

     The Common Shares of the Company traded on the NASDAQ Bulletin Board under the symbol FRMO for the first time on August 28, 1998. See page 13 for a statement of the prices at which the shares traded at certain dates since August 28, 1998. The Company has never paid a cash dividend on its Common Stock and there is no present intention to declare a cash dividend in the future.

STOCK DIVIDEND

     The Board of Directors, at its meeting on May 14, 1998, declared a common stock dividend of one share of common stock for every two shares of common stock owned of record on June 24, 1998. Holders of record on that date received the stock dividend on July 14, 1998. The Company accounted for the stock dividend in the same manner as a 3 for 2 stock split.

                             ELECTION OF DIRECTORS

     Five directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected.

     We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

     Each of the nominees for director is now a member of the Board of Directors. The following information about the nominees was provided by the nominees.

NOMINEES
--------------------------------------------------------------------------------

SETH GROSSMAN
Age:                           31
Director Since:                January 1994

Principal Occupation:          President and CEO of Nexus since January 1, 1997      [SETH GROSSMAN
                                                                                             PHOTO]
Recent Business Experience:    Mr. Grossman is the President and CEO of the
                               Company. He is a director of M & A London, LLC, of
                               New York, NY, which provides corporate development
                               services to mid-range public and private companies.
                               In 1991, Mr. Grossman founded a transportation
                               company which he sold in 1994.
---------------------------------------------------------------------------------------------------
ALLAN KORNFELD
Age:                           61
Director Since:                November 1996

Principal Occupation:          Independent consultant on financial matters          [Allan Kornfeld
                                                                                             Photo]
Recent Business Experience:    Mr. Kornfeld is a certified public accountant and attorney. He was an accountant and audit partner at Ernst & Young from 1960-1975, a comptroller, Vice President and Senior Vice President of Ametek,
                               Inc. (NYSE) from 1975-1986 and then Chief Financial Officer and
                               Executive Vice President of Ametek from 1986-1994. Mr. Kornfeld is a director of M & A London, LLC and has been Chairman of the Board of
                               Nexus since March 1, 1998.

---------------------------------------------------------------------------------------------------
JOSEPH DOLAN
Age:                           61
Director Since:                November 1996

Principal Occupation:          Consultant to, and a director of, unaffiliated real    [Joseph Dolan
                               estate                                                        Photo]
                               companies in East Hampton, NY.

Recent Business Experience:    After serving in the United States Navy, Mr. Dolan joined Dun &
                               Bradstreet, Inc. in 1962 where he worked for 31 years. He was Vice
                               President Administration of the Business Marketing Services, with responsibility for the Group's Human Resources, Real Estate,
                               Purchasing and Telecommunication functions from 1985 until his retirement in 1993.
---------------------------------------------------------------------------------------------------

KENNETH FULD
Age:                           60
Director Since:                May 1998

Principal Occupation:          President of Medical Financial Corp., a                [Kenneth Fuld
                               wholly-owned                                                  Photo]
                               subsidiary of the Company, since January 1, 1997

Recent Business Experience:    Mr. Fuld has been involved in the healthcare industry for more than five years as the past President and current Chairman of the Board of Directors of the Center for Nursing and Rehabilitation, a
                               not-for-profit integrated healthcare system in the City of New York.
                               For many years, including the past five years, Mr. Fuld has been the
                               President and principal owner of privately-held companies engaged in marketing and manufacturing activities.
---------------------------------------------------------------------------------------------------

LESTER TANNER
Age:                           75
Director Since:                May 1999

Principal Occupation:          Partner, Tanner Propp, LLP a law firm In New York,    [Lester Tanner
                               N.Y.                                                          Photo]
Recent Business Experience     Mr. Tanner has practiced law as a partner in his law firm for more than 30 years with a concentration in corporate, real estate and financial matters
---------------------------------------------------------------------------------------------------

     The Board of Directors recommends a vote FOR the above-named nominees.

               INFORMATION CONCERNING THE BOARD OF DIRECTORS AND
                                BOARD COMMITTEES

MEETINGS AND COMMITTEES

     Since the last annual meeting of shareholders on July 21, 1998, the Board of Directors held four meetings. The Board of Directors has a standing Executive Committee, Audit Committee and Compensation Committee.

     The Executive Committee exercises the authority of the Board of Directors in the management of the business of the Company at such times as the full Board of Directors is unavailable. The Executive Committee, which met once in 1998 and once in 1999 currently consists of Messrs. Grossman (Chair), Fuld and Tanner.

     The functions of the Audit Committee are to recommend to the Board of Directors' independent public accountants to audit the Company's books and records, to consult with these accountants concerning the scope of their audit, to analyze their reports and recommendations and to review internal audit procedures and controls. The Audit Committee met twice in 1998 and once in 1999 and currently consists of Messrs. Kornfeld (Chair), Dolan and Tanner.

     The Compensation Committee reviews the compensation, benefits and stock options for the Company's executive and key personnel and makes recommendations to the Board of Directors. The Compensation Committee which met twice in 1998 and once in 1999, currently consists of Messrs. Dolan (Chair) and Kornfeld.

     A Shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting if written notice of such Shareholder's intent to make such nomination has been given to the Company, not less than five days prior to the meeting date. Such notice shall set forth the name and address of the Shareholder and his or her nominees, a representation that the Shareholder is entitled to vote at such meeting and intends to nominate such person, a description of all arrangements or understandings between the Shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of such Shareholder's nominees, and the consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company.

     The five directors in office, prior to May 21, 1999 when Lester Tanner was elected, attended at least three of the four meetings of the Board and all of the meetings of the committee of the Board on which they served.

                 PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

     The table below is as of May 12, 1999 and shows the beneficial ownership of the Company's Common Shares by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Shares (the Company's only class of voting securities), (ii) each executive officer and director and (iii) all executive officers and directors of the Company as a group.

                                                                 NUMBER OF
                                                               COMMON SHARES       PERCENT
                                                             BENEFICIALLY OWNED    OF CLASS
                                                             ------------------    --------
Seth Grossman(a)(b)........................................       159,156             8.8%
Victor Brodsky(b)..........................................        10,150             0.6%
Joseph Dolan(c)............................................           150              --
Kenneth Fuld(b)............................................        15,999             0.9%
Deborah Knowlton(b)........................................           150              --
Allan Kornfeld(c)..........................................           550              --
Jed Schutz(c)..............................................       152,656             8.4%
Lester Tanner(d)...........................................       332,790            18.3%
Santa Monica Partners(c)...................................       200,000            11.0%
All executive officers and directors (7 persons)...........       518,945            28.6%

---------------
(a) Includes all shares owned by Seymour Grossman Pension Trust of which Seth Grossman is sole Trustee for the benefit of himself and his sister, Joy Testa Grossman, whose shares are included above.

(b) The addresses of Seth Grossman, Victor Brodsky, Kenneth Fuld, and Deborah Knowlton is 271 North Avenue, Suite 520, New Rochelle, N.Y. 10801. Kenneth Fuld's ownership includes shares owned by his wife but does not include 2,899 shares owned by his mother and adult children.

(c) The address of Joseph Dolan is 35 Huckleberry Lane, East Hampton, NY 11937. The address of Allan Kornfeld is 5 Patterson Square, Newtown Square, PA 19073. The address of Jed Schutz is 24 Borden Lane, East Hampton, NY 11937. The address of Santa Monica Partners is 1865 Palmer Avenue, Larchmont, N.Y. 10538.

(d) Includes (i) the shares owned by Tanner & Gilbert P.C. Retirement Plan Trust, of which Mr. Tanner is the sole Trustee and beneficiary of the shares in his segregated account, (ii) the shares owned by Northwest Management Corp, of which Mr. Tanner is the President with the power to vote its shares which are owned by his two children, Jonathan Tanner and Shari Tanner Stack and (iii) the shares owned by his wife, Dr. Anne-Renee Testa, the mother of Seth Grossman. Mr. Tanner's address is 99 Park Avenue, New York, NY 10016.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below shows for the three Fiscal Years ended February 28, 1999, 1998, 1997 compensation paid by Nexus, including salaries, bonuses and certain other compensation, to the following executive officers of the Company in those periods:

                                              FISCAL YEAR     SALARY     BONUS      OTHER ANNUAL
NAME AND PRINCIPAL POSITION                   ENDED 2/28        $          $       COMPENSATION(A)
---------------------------                   -----------    --------    ------    ---------------
Seth Grossman,..............................     1999         110,000                  $10,000
  President and CEO                              1998          36,000        --             --
  1/1/97 - present                               1997           6,000        --             --
Kenneth Fuld................................     1999         100,000        --         10,000
  President, MFC                                 1998         100,000        --             --
  1/1/97 - present                               1997          16,667        --             --
Victor Brodsky,.............................     1999          79,577    20,000          8,846
  Vice President and CFO                         1998              --        --             --
  4/20/98 - present                              1997              --        --             --
Peter Barotz................................     1999              --        --             --
  President and CEO                              1998         120,000(b)     --         23,000
  3/1/94 - 12/31/96                              1997         121,530(b)     --         22,000

---------------
(a) The amounts in this column represent automobile allowances and certain unaccountable and reasonable expense allowances.

(b) Compensation earned as salary for the ten months ended December 31, 1996 and for twelve months under Mr. Barotz's consulting agreement, which terminated December 31, 1997.

EMPLOYMENT AGREEMENTS

     The Company has no present employment agreements with Seth Grossman, President and Chief Executive Officer of the Company or Victor Brodsky, Vice President and Chief Financial Officer of the Company, or Kenneth Fuld, President of Medical Financial Corp, a Nexus subsidiary, but the Company intends to consider the following compensation policy for Fiscal 2000 for them and other key employees.

COMPENSATION POLICY

     The Company's compensation package for Seth Grossman, Victor Brodsky, Kenneth Fuld and other key employees are expected to consist of three elements:
(1) base salary, (2) annual bonus compensation and (3) long-term incentive in the form of stock options.

     Each element of compensation has a different purpose. Salary and bonus payments are discretionary with the Board of Directors and are designed to reward current and past performance. Stock options are designed to provide strong incentive for superior long-term performance and are directly linked to shareholders' interests because the value of the awards will increase or decrease based upon the future price of the Common Shares.

     Base compensation of each executive officer is determined by the Board of Directors consistent with the executive's office, period of incumbency and level of responsibility. For Fiscal 2000, the fiscal year ending February 28, 2000, the Board has fixed the base annual compensation for Mr. Grossman at $117,500, for Mr. Fuld at $107,500 and for Mr. Brodsky at $102,500 plus an automobile allowance of $10,000 for each of them and indicated that the Board will consider an appropriate bonus, if any, based on the factors indicated below.

     The Company's executive compensation policy emphasizes performance-based compensation. Accordingly, a significant percentage of annual compensation may consist of bonus compensation. This ensures that compensation paid to an executive reflects the individual's specific contributions to the success of the Company. Bonus compensation is determined on the basis of the directors' subjective assessment of an executive's performance, the Company's performance and each individual's contribution thereto. Bonus compensation is not based on any specific formula.

     The Company plans to adopt a Stock Option Plan, designed to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. This would include key management personnel as well as the executive officers. From time to time, stock options may be awarded which, under the terms of the Stock Option Plan, will permit the employee to purchase Common Shares at not less than the fair market value of the Common Shares on the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of the Common Shares and hence, shareholder value, during the period of the option. Options granted to employees will become exercisable at the rate of 20% per year, commencing one year after the date of grant. The amount of stock options awarded to an employee is not based on any specific formula, but rather on a subjective assessment of the executive's performance and the Company's performance by the Board of Directors.

     The Company believes that, as it grows, its compensation program will enable it to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance.

COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company (at present, only Messrs Grossman and Fuld are employees) will receive no remuneration for services as a member of the Board or any committee of the Board. For the period from March 1, 1998 to February 28, 1999 each director who was not then an employee received $500 for each meeting of the Board and each meeting of a Committee of the Board that he attended except that the Chairman of the Board, who was Allan Kornfeld as of March 1, 1998, received $10,000 per annum as a director in addition to the other compensation. In addition, each non-employee director, who does not own as much as 5% of the Company's stock, is automatically granted a five year option to purchase 1,500 Common Shares on the date on which the annual meeting of the Company's shareholders is held each year if he or she is re-elected at that meeting, beginning in 1999. The purchase price of the Common Shares covered by such options is the mean between the high bid and low asked price of such Common Shares at the close of trading on the date of grant. As yet no options have been granted to any employee or director, but Allan Kornfeld and Joseph Dolan will qualify on July 20, 1999.

INDEMNIFICATION

     The Company maintains a $2,000,000 indemnification insurance policy covering all directors and officers of the Company and its named subsidiaries. No claims have been made and no payments were received under the Company's indemnification insurance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since February 1, 1996 Nexus, through its subsidiary PSI Capital Corp., sold building lots in Goshen, NY to Windemere Pines at Goshen, Inc., a part of the Windemere Group of construction companies, in which Jed Schutz, a former director of Nexus, is an officer, director and shareholder ("Windemere"). The total selling price for the Goshen lots, sold in February and August 1996, was $2,499,350 resulting in a deferred profit of $1,860,270 of which $140,757 has since been recognized as income and $1,719,513 is deferred at February 28, 1999. In addition the Company received a debenture for $2,499,750 with payment contingent on, and related to, 50% of the profits to be realized on the construction and sale of the homes to be built on the 165 lots. This $2,499,750 has not been reflected in the Company's net income nor is it carried as an asset on the balance sheet, because of its contingent nature.

     In February 1996 Nexus sold an office building in East Granby, Connecticut to Gateway Granby, LLC at a time when Lester Tanner was a director of Nexus. Shari Tanner Stack, the 45 year old daughter of Lester Tanner, owned then and now a 24% interest in Gateway Granby, LLC. A profit on that sale of $2,357,994 was reported as income in the fiscal year ended February 28, 1998. At the time of the sale, Nexus leased the unoccupied portion of the building for ten years ending February 28, 2006 (the "Nexus Lease") with the right to sublease that space to an occupant. An occupant signed a sublease for all of the unoccupied space for a five year term commencing September 1, 1997 and ending August 31, 2002 (the "Sublease") with the right to renew the sublease for an additional five years which is beyond the end of the Nexus Lease (the "Renewal Period"). In January 1998 Nexus sold a portion of Nexus Lease through August 31, 2002 and the Sublease to Gateway Granby, LLC for $120,000 and was released from the Nexus Lease through August 31, 2002 but not for the Renewal Period. At the same time it sold the balance of the Nexus Lease and any renewal of the Sublease for the Renewal Period for $30,000 to a corporation, the shares of which are owned by Shari Tanner Stack and her older brother, Jonathan Tanner. Since Nexus remains obligated to Gateway Granby, LLC under the Nexus Lease for the Renewal Period, the purchasing corporation has indemnified Nexus for any such contingent liability. The purchasing corporation has given Nexus a $785,000 secured line of credit to February 28, 2003, pursuant to which the Company can borrow at an interest rate of 12% per annum on a self amortizing basis to October 2003, prepayable by Nexus at any time. At February 28, 1999, $781,483 was outstanding on the line of credit. Interest expense was $51,748 and $27,814 for the years ended February 28, 1999 and 1998, respectively. Subsequent to year end the Company prepaid that outstanding balance.

     In February 1999, a related partnership, whose partners are Seth Grossman, Kenneth Fuld and Lester Tanner, directors, officers and shareholders of the Company, committed to loan until March 15, 2000 an investment portfolio valued at $240,000 to the Medical Financial Corp. subsidiary. This investment portfolio is being held in escrow and is used as collateral for the purpose of obtaining margin loans, all risks and rewards of the investment portfolio pass to the related party. Medical Financial Corp. may borrow up to the maximum margin of the investment portfolio balance. No margin loans were outstanding as of February 28, 1999. The margin loans bear interest at a variable rate based on market condition set at the discretion of the investment brokerage. A fee is payable monthly to the related party at the rate of 5% per annum on the value of the investment escrow account. No fees were due or paid for the year ended February 28, 1999. Proceeds from the margin loan may only be used to fund the purchase of certain medical receivables. The margin loan is repaid as payment is received from such receivables.

     During the year ended February 28, 1999, the Company borrowed at various times a total of $60,000 from Seth Grossman and Kenneth Fuld, directors, officers and shareholders. These loans bear interest at the rate of 12% per annum. Both interest and principal are payable on demand. In March 1999, $25,000 was repaid on these loans. Interest expense on these loans for the year ended February 28, 1999 was approximately $1,000.

     It is management's opinion that these transactions would have been at the same terms had Jed Schutz, Lester Tanner, Seth Grossman and Kenneth Fuld not been directors of Nexus at the time they took place and had the Nexus Lease been sold to an unrelated party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that since the effective date of the Company's Registration Statement Pursuant to Section 12(g) of The Securities Exchange Act of 1934, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

SHAREHOLDER RETURN

     The Company's Common Shares have traded on the NASDAQ Bulletin Board for only six months of the fiscal year ended February 28, 1999, so this Proxy Statement omits the graph comparing the cumulative total shareholder return on Common Shares against cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Comparable Industry.

     In said six month period the high bid price was $3.75 per share and the low bid price was $0.5625 per share. On February 28, 1999 the high bid was $1.375 per share. On May 17, 1999 the high bid was $2.325 per share.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young LLP, the Company's independent public accountants for the fiscal years ended February 28, 1998 and 1999, was selected by the Board of Directors, upon recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending February 28, 2000, subject to approval by the Shareholders at the Annual Meeting.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as the representative may desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP FOR FISCAL 2000.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended February 28, 1999 is being furnished to Shareholders concurrently herewith.

                           PROPOSALS BY SHAREHOLDERS

     Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2000 Annual Meeting of Shareholders, presently scheduled to be held on July 19, 2000, must be received by the Company at 271 North Avenue, New Rochelle, NY 10801, Attention of Deborah Knowlton, Secretary, no later than March 27, 2000.

                                          By Order of the Board of Directors

                                          Seth Grossman
                                          President and Chief Executive Officer

                                          Deborah Knowlton
                                          Secretary

June 14, 1999

                                 REVOCABLE PROXY

                                 FRM NEXUS, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
  Revoking any such prior appointment, the undersigned hereby appoints Seth Grossman, Allan Kornfeld and Lester Tanner, and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned as herein stated, at the Annual Meeting of Stockholders of FRM Nexus, Inc. (the "Company"), to be held at The Harvard Club, 27 West 44th Street, New York, New York 10036 on Tuesday, July 20, 1999 at 11:00 a.m., and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

1. Election of Directors: To elect the nominees listed below:

   Seth Grossman, Allan Kornfeld, Joseph Dolan,
   Kenneth Fuld and Lester Tanner

   [   ] FOR           [   ]  WITHHOLD               [   ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------




2. Appointment of Ernst & Young LLP for Fiscal 2000.

   [   ] APPROVE             [   ]  AGAINST                   [   ] ABSTAIN

  The Board of Directors recommends a vote FOR the election of the nominees and approve the appointment of Ernst & Young LLP.

  THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR THE APPOINTMENT OF ERNST & YOUNG LLP, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

   The stockholder(s) hereby acknowledge(s) receipt of a copy of the Proxy Statement relating to such Annual Meeting.

                                Please be sure to sign and date
                                this Proxy in the box below.

                                 ----------------------------------
                                 Date


                                 ----------------------------------
                                 Stockholder sign above

                                 ----------------------------------
                                 Co-holder (if any) sign above

         Detach above card, sign, date and mail in postage paid envelope provided.

                                 FRM NEXUS, INC.

  Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

                               PLEASE ACT PROMPTLY

                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY